Supplement to Spinnaker Choice Variable Annuity
                Prospectus dated May 1, 2008 as supplemented

                     Supplement dated November 3, 2011


Effective December 2, 2011, Federated Capital Income Fund II is changing its name to Federated Managed Volatility Fund II. As a result of this change, any references to Federated Capital Income Fund II in this prospectus are hereby changed to reflect the new name, Federated Managed Volatility Fund II.